Other Receivables and Other Current Assets	12 Months Ended
Oct. 31, 2024
Other Receivables and Other Current Assets [Abstract]
OTHER RECEIVABLES AND OTHER CURRENT ASSETS

NOTE 4 – OTHER RECEIVABLES AND OTHER CURRENT ASSETS

Other receivables and other current assets comprised of the following:

	October 31,	October 31,
	2024	2023
Other receivables	$511,508	1,275,000
Prepaid expense	51,164,128	-
Allowance for credit losses	(42,421,843)	-
Total	$9,253,793	1,275,000

As of October 31, 2024, the balance of prepaid expense was $8,742,285.

On December 16, 2023, Shenzhen Jiuzi entered into an agreement with a third party, Beijing YanErYouXin Technonogy Co., Ltd.(“YanErYouXin”). Shenzhen Jiuzi provided a prepayment in full to YanErYouXin in the amount of RMB88.75 million (approximately $12.46 million). Under the agreement, Shenzhen Jiuzi commissioned YanErYouXin to procure 220V outdoor portable and rechargeable batteries bearing the Company’s brand logo. The bad debt provision was accrued $3.68 million.